VOYA MUTUAL FUNDS

Voya Global Perspectives® Fund

Voya Global Diversified Payment Fund

(together, the "Disappearing Funds")

Supplement dated May 31, 2024

to the current Summary Prospectuses, Prospectuses, and related Statement of Additional Information,

each dated February 29, 2024

On May 22, 2024, the Board of Trustees of Voya Mutual Funds approved proposals to reorganize the following "Disappearing Funds" with and into the following "Surviving Fund" (each, a "Reorganization" and together, the "Reorganizations"):

Disappearing Funds	Surviving Fund
Voya Global Perspectives® Fund	Voya Global Income & Growth Fund (a series of
Voya Global Diversified Payment Fund	Voya Equity Trust)

Each Reorganization is subject to approval by the shareholders of Voya Global Perspectives® Fund and Voya Global Diversified Payment Fund, respectively. The Reorganizations are not contingent upon one another, meaning if a Reorganization is only approved by shareholders of one Disappearing Fund, the Reorganization of that Disappearing Fund will proceed independent of the other Disappearing Fund's Reorganization. A proxy statement/prospectus detailing the Reorganizations is expected to be mailed to the Disappearing Funds' shareholders on or about August 16, 2024, and a shareholder meeting is scheduled to be held on or about October 10, 2024. Additionally, if the Reorganizations are approved, any contingent deferred sales charge ("CDSC") on a redemption of shares of the Disappearing Funds or on a redemption of shares of the Surviving Fund acquired as a result of a Reorganization shall be waived from July 15, 2024 ("Record Date") through and until thirty (30) days following the Closing Date (as defined below). Each Disappearing Fund will notify its shareholders if shareholder approval of its Reorganization is not obtained. If shareholder approval of each Reorganization is obtained, it is expected that the Reorganizations will take place on or about October 25, 2024 (the "Closing Date").

If shareholders of the Disappearing Funds approve their respective Reorganizations, from the open of business on October 11, 2024 through the close of business on October 25, 2024, the Disappearing Funds will be in a "transition period" during which time a transition manager will align each Disappearing Fund's holdings with those of the Surviving Fund. During this time, the Disappearing Funds may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganizations, the Disappearing Funds' shareholders will hold corresponding shares of the Surviving Fund, except for shareholders of Class R Shares which will receive Class A Shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE